Exhibit 99.1

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

SunGard Higher Education Sale

On August 4, 2011, SunGard Data Systems Inc., a Delaware corporation (“SunGard”), and SunGard Higher Education Inc., a Delaware corporation and formerly a wholly owned subsidiary of SunGard (“HE”), entered into an Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”) with companies affiliated with Hellman & Friedman Capital Partners VI, L.P. Also on August 4, 2011, SunGard, affiliates of SunGard, and HE entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with affiliates of Hellman & Friedman, including Sophia, L.P., a Delaware limited partnership (“Purchaser Parent”) and Datatel Parent Corp., a Delaware corporation (“Datatel”), an existing Hellman & Friedman portfolio company. The Asset Purchase Agreement and the Merger Agreement provided that SunGard would sell SunGard’s Higher Education business segment (excluding SunGard’s K-12 education business) (the “Higher Education Businesses”) to affiliates of Hellman & Friedman for an aggregate purchase price of $1.775 billion, subject to certain adjustments.

On January 19 and January 20, 2012, Purchaser Parent and its subsidiaries acquired HE and the Higher Education Businesses pursuant to the terms and conditions of the Asset Purchase Agreement and the Merger Agreement. As a result of the completion of these transactions, each of HE and Datatel are wholly owned by Purchaser Parent.

SunGard used net cash proceeds (as defined in SunGard’s senior secured credit agreement), which were approximately $1.222 billion after applicable taxes, transaction fees, expenses and other adjustments, to repay a portion of its senior secured credit facility term loans on a pro-rata basis.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated statements of operations of SCC, SunGard Capital Corp. II (“SCCII”) and SunGard for the years ended December 31, 2008, 2009 and 2010 and for the nine months ended September 30, 2011 are presented as if the sale of the Higher Education Businesses had occurred on January 1, 2008. The accompanying unaudited pro forma condensed consolidated balance sheets of SCC, SCCII and SunGard as of September 30, 2011 are presented as if the sale of the Higher Education Businesses had occurred on September 30, 2011. The unaudited pro forma condensed consolidated financial information contains specific assumptions and adjustments related to the sale of the Higher Education Businesses. The adjustments are based on information presently available and assumptions management believes are reasonable under the circumstances as of the date of this filing. Actual adjustments, however, may differ materially from the information presented.

The unaudited pro forma condensed consolidated financial information is intended for informational purposes only. It is not necessarily indicative of and does not purport to represent what SCC, SCCII or SunGard’s future financial condition or operating results will be after giving effect to the sale and does not reflect actions that may be undertaken by management after the sale.

The following is a brief description of the amounts recorded under each of the column headings in the unaudited pro forma condensed consolidated statements of operations:

Historical SunGard

This column reflects SunGard’s historical audited operating results for the years ended December 31, 2008, 2009 and 2010, and the historical unaudited operating results of continuing operations and financial condition as of and for the nine months ended September 30, 2011 prior to any adjustment for the sale described above. The nine month period ended September 30, 2011 does not include the results of the HE business due to its presentation in discontinued operations in that period.

Disposition

This column reflects the elimination of the historical operating results of SunGard’s Higher Education business for the years ended December 31, 2008, 2009, and 2010 and the historical unaudited financial condition as of September 30, 2011 at the amounts that have been reflected in SunGard’s consolidated financial statements for such periods.

Pro Forma Adjustments

This column reflects the pro forma effect of the use of $1.222 billion of net cash proceeds from the sale of the Higher Education Businesses to repay a portion of outstanding term loans and the related interest savings assuming the repayment occurred at the beginning of 2010.

The unaudited pro forma condensed consolidated financial information set forth below, including notes thereto, should be read in conjunction with “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the historical consolidated financial statements and notes thereto included in SunGard’s annual report on Form 10-K for the year ended December 31, 2010 and in the SunGard’s quarterly report on Form 10-Q/A for the quarterly period ended September 30, 2011 that have been filed with the Securities and Exchange Commission.

SunGard Capital Corp.

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	September 30, 2011
	Historical SunGard	Disposition		Pro Forma Adjustments		Pro Forma
Assets
Current:

Cash and cash equivalents	$746	$1,771	(1)	$(1,222	) (3)	$1,295
Trade receivables, net	689	—		—		689
Earned but unbilled receivables	154	—		—		154
Prepaid expenses and other current assets	163	—		—		163
Clearing broker assets	220	—		—		220
Deferred income taxes	2	18	(5)	—		20
Assets held for sale	1,321	(1,321)		—		—

Total current assets	3,295	468		(1,222)		2,541

Property and equipment, net	877	—		—		877
Software products, net	586	—		—		586
Customer base, net	1,639	—		—		1,639
Other intangible assets, net	156	—		(16	)(3)	140
Trade name, net	1,020	—		—		1,020
Goodwill	4,853	—		—		4,853

Total Assets	$12,426	$468		$(1,238)		$11,656

Liabilities and Equity
Current:
Short-term and current portion of long-term debt	$11	$—		$—		$11
Accounts payable	40	—		—		40
Accrued compensation and benefits	293	—		—		293
Accrued interest expense	103	—		—		103
Accrued income taxes	20	473	(5)	—		493
Other accrued expenses	327	26	(2)	—		353
Clearing broker liabilities	178	—		—		178
Deferred revenue	817	—		—		817
Deferred income taxes	127	(115	)(5)	—		12
Current liabilities of discontinued operations	254	(254)		—		—

Total current liabilities	2,170	130		—		2,300

Long-term debt	7,840	—		(1,222	) (3)	6,618
Deferred income taxes	1,040	25	(5)	—		1,065

Total liabilities	11,050	155		(1,222)		9,983

Commitments and contingencies

Noncontrolling interest in preferred stock of SCCII subject to a put option	31	—		—		31
Class L common stock subject to a put option	54	—		—		54
Class A common stock subject to a put option	7	—		—		7

Stockholders’ equity:
Class L common stock	—	—		—		—
Class A common stock	—	—		—		—
Capital in excess of par value	2,753	—		—		2,753
Treasury stock	(36)	—		—		(36)
Accumulated deficit	(3,379)	313		(16)		(3,082)
Accumulated other comprehensive income (loss)	(28)	—		—		(28)

Total SunGard Capital Corp. stockholders’ equity (deficit)	(690)	313		(16)		(393)
Noncontrolling interest in preferred stock of SCCII	1,974	—		—		1,974

Total equity	1,284	313		(16)		1,581

Total Liabilities and Equity	$12,426	$468		$(1,238)		$11,656

SunGard Capital Corp. II

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	September 30, 2011
	Historical SunGard	Disposition		Pro Forma Adjustments		Pro Forma
Assets
Current:

Cash and cash equivalents	$746	$1,771	(1)	$(1,222	)(3)	$1,295
Trade receivables, net	689	—		—		689
Earned but unbilled receivables	154	—		—		154
Prepaid expenses and other current assets	163	—		—		163
Clearing broker assets	220	—		—		220
Deferred income taxes	2	18	(5)	—		20
Assets held for sale	1,321	(1,321)		—		—

Total current assets	3,295	468		(1,222)		2,541

Property and equipment, net	877	—		—		877
Software products, net	586	—		—		586
Customer base, net	1,639	—		—		1,639
Other intangible assets, net	156	—		(16	)(3)	140
Trade name, net	1,020	—		—		1,020
Goodwill	4,853	—		—		4,853

Total Assets	$12,426	$468		$(1,238)		$11,656

Liabilities and Stockholders’ Equity
Current:
Short-term and current portion of long-term debt	$11	$—		$—		$11
Accounts payable	40	—		—		40
Accrued compensation and benefits	293	—		—		293
Accrued interest expense	103	—		—		103
Accrued income taxes	21	473	(5)	—		494
Other accrued expenses	326	26	(2)	—		352
Clearing broker liabilities	178	—		—		178
Deferred revenue	817	—		—		817
Deferred income taxes	127	(115	)(5)	—		12
Liabilities related to assets held for sale	254	(254)		—		—

Total current liabilities	2,170	130		—		2,300

Long-term debt	7,840	—		(1,222	)(3)	6,618
Deferred income taxes	1,040	25	(5)	—		1,065

Total liabilities	11,050	155		(1,222)		9,983

Commitments and contingencies

Preferred stock subject to a put option	24	—		—		24

Stockholders’ equity:
Preferred stock	—	—				—
Common stock	—	—				—
Capital in excess of par value	3,775	—		—		3,775
Treasury stock	(15)	—		—		(15)
Accumulated deficit	(2,380)	313		(16)		(2,083)
Accumulated other comprehensive income (loss)	(28)	—				(28)

Total stockholders’ equity	1,352	313		(16)		1,649

Total Liabilities and Stockholders’ Equity	$12,426	$468		$(1,238)		$11,656

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	September 30, 2011
	Historical SunGard	Disposition		Pro Forma Adjustments		Pro Forma
Assets
Current:
Cash and cash equivalents	$746	$1,771	(1)	$(1,222	)(3)	$1,295
Trade receivables, net	689	—		—		689
Earned but unbilled receivables	154	—		—		154
Prepaid expenses and other current assets	163	—		—		163
Clearing broker assets	220	—		—		220
Deferred income taxes	2	18	(5)	—		20
Assets held for sale	1,321	(1,321)		—		—

Total current assets	3,295	468		(1,222)		2,541
Property and equipment, net	877	—		—		877
Software products, net	586	—		—		586
Customer base, net	1,639	—		—		1,639
Other intangible assets, net	156	—		(16	)(3)	140
Trade name, net	1,020	—		—		1,020
Goodwill	4,853	—		—		4,853

Total Assets	$12,426	$468		$(1,238)		$11,656

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$11	$—		$—		$11
Accounts payable	40	—		—		40
Accrued compensation and benefits	293	—		—		293
Accrued interest expense	103	—		—		103
Accrued income taxes	23	473	(5)	—		496
Other accrued expenses	326	26	(2)	—		352
Clearing broker liabilities	178	—		—		178
Deferred revenue	817	—		—		817
Deferred income taxes	127	(115	)(5)	—		12
Liabilities related to assets held for sale	254	(254)		—		—

Total current liabilities	2,172	130		—		2,302

Long-term debt	7,840	—		(1,222	)(3)	6,618
Deferred income taxes	1,035	25	(5)	—		1,060

Total liabilities	11,047	155		(1,222)		9,980

Commitments and contingencies

Stockholder’s equity:
Common stock	—	—		—		—
Capital in excess of par value	3,787	—		—		3,787
Accumulated deficit	(2,380)	313		(16)		(2,083)
Accumulated other comprehensive income (loss)	(28)	—		—		(28)

Total stockholder’s equity	1,379	313		(16)		1,676

Total Liabilities and Stockholder’s Equity	$12,426	$468		$(1,238)		$11,656

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2011
	Historical SunGard	Pro Forma Adjustments		Pro Forma
Revenue:
Services	$3,060	$—		$3,060
License and resale fees	192	—		192

Total products and services	3,252	—		3,252
Reimbursed expenses	77	—		77

	3,329	—		3,329

Costs and expenses:
Cost of sales and direct operating	1,544	—		1,544
Sales, marketing and administration	832	—		832
Product development	228	—		228
Depreciation and amortization	204	—		204
Amortization of acquisition-related intangible assets	334	—		334

	3,142	—		3,142

Operating income (loss)	187	—		187
Interest income	3	—		3
Interest expense and amortization of deferred financing fees	(396)	35	(4)	(361)
Other income (expense)	(2)	—		(2)

Income (loss) from continuing operations before income taxes	(208)	35		(173)
Benefit from (provision for) income taxes	58	(13)		45

Income (loss) from continuing operations	$(150)	$22		$(128)

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2010
	Historical SunGard	Disposition	Pro Forma Adjustments		Pro Forma
Revenue:
Services	$4,485	$(410)	$—		$4,075
License and resale fees	380	(86)	—		294

Total products and services	4,865	(496)	—		4,369
Reimbursed expenses	127	(7)	—		120

	4,992	(503)	—		4,489

Costs and expenses:
Cost of sales and direct operating	2,201	(243)	—		1,958
Sales, marketing and administration	1,141	(101)	—		1,040
Product development	370	(18)	—		352
Depreciation and amortization	291	(13)	—		278
Amortization of acquisition-related intangible assets	484	(33)	—		451
Goodwill impairment charges	237	(32)	—		205

	4,724	(440)	—		4,284

Operating income (loss)	268	(63)	—		205
Interest income	2	—	—		2
Interest expense and amortization of deferred financing fees	(638)	—	50	(4)	(588)
Loss on extinguishment of debt	(58)	—	—		(58)
Other income (expense)	7		—		7

Income (loss) from continuing operations before income taxes	(419)	(63)	50		(432)
Benefit from (provision for) income taxes	29	39	(19)		49

Income (loss) from continuing operations	$(390)	$(24)	$31		$(383)

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2009
	Historical SunGard	Disposition	Pro Forma
Revenue:
Services	$4,844	$(439)	$4,405
License and resale fees	324	(79)	245

Total products and services	5,168	(518)	4,650
Reimbursed expenses	164	(7)	157

	5,332	(525)	4,807

Costs and expenses:
Cost of sales and direct operating	2,534	(263)	2,271
Sales, marketing and administration	1,088	(96)	992
Product development	348	(16)	332
Depreciation and amortization	288	(13)	275
Amortization of acquisition-related intangible assets	529	(33)	496
Goodwill impairment charges	1,126	—	1,126

	5,913	(421)	5,492

Operating income (loss)	(581)	(104)	(685)
Interest income	7	—	7
Interest expense and amortization of deferred financing fees	(637)	—	(637)
Other income (expense)	15	—	15

Income (loss) from continuing operations before income taxes	(1,196)	(104)	(1,300)
Benefit from (provision for) income taxes	74	41	115

Income (loss) from continuing operations	$(1,122)	$(63)	$(1,185)

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2008
	Historical SunGard	Disposition	Pro Forma
Revenue:
Services	$4,898	$(453)	$4,445
License and resale fees	359	(77)	282

Total products and services	5,257	(530)	4,727
Reimbursed expenses	144	(10)	134

	5,401	(540)	4,861

Costs and expenses:
Cost of sales and direct operating	2,601	(276)	2,325
Sales, marketing and administration	1,113	(101)	1,012
Product development	309	(23)	286
Depreciation and amortization	274	(10)	264
Amortization of acquisition-related intangible assets	472	(34)	438

	4,769	(444)	4,325

Operating income (loss)	632	(96)	536
Interest income	17	—	17
Interest expense and amortization of deferred financing fees	(597)	—	(597)
Other income (expense)	(93)	—	(93)

Income (loss) from continuing operations before income taxes	(41)	(96)	(137)
Benefit from (provision for) income taxes	(51)	43	(8)

Income (loss) from continuing operations	$(92)	$(53)	$(145)

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Notes to unaudited Pro Forma Condensed Consolidated Financial Information

1	Gross proceeds of $1.775 billion less purchase price adjustments of approximately $4 million.

2	Represents estimated transaction fees and expenses to be paid in connection with the sale of the Higher Education Businesses.

3	Net cash proceeds (as defined in SunGard’s senior secured credit agreement), which were approximately $1.222 billion after applicable taxes, transaction fees, expenses and other adjustments, to repay a portion of SunGard’s senior secured credit facility term loans on a pro-rata basis and the write-off of the pro-rata portion of deferred financing costs associated with the term loans.

4	Interest related to the $1.222 billion term loan repayment was computed using the actual weighted average historical interest rates of the term loans and the pro-rata portion of amortization of deferred financing costs included in interest expense for the periods presented.

5	Represents adjustments to tax balances to reflect: the reversal of existing deferred tax assets and liabilities associated with the outside tax basis differences in the Higher Education Business, the reversal of existing deferred tax assets for foreign tax credits that can be utilized to offset the expected current taxes to be paid on the transaction, and the estimated current taxes (net of foreign tax credits) on the transaction.